Debt	6 Months Ended
Jun. 30, 2021
Debt
Debt

9. Debt

The following table sets forth our debt (in thousands):

	June 30,	December 31,
	2021	2020
Term loan, due 2023	$—	$159,058
Term loan, due 2027 (as refinanced)	160,000	—
Aircraft term loan, due 2026	9,000	—
Convertible promissory notes	—	6,230
Total debt	169,000	165,288
Less: unamortized debt issuance costs	(2,578)	(358)
Less: unamortized debt discount	(4,891)	—
Total debt, net of unamortized debt issuance costs and debt discount	161,531	164,930
Less: current portion of debt	(2,093)	(4,470)
Less: convertible promissory notes	—	(6,230)
Total debt, net of current portion	$159,438	$154,230

Term Loan

2014 Term Loan

In June 2014, we borrowed $150.0 million under a four-and-one-half-year term loan maturing on December 31, 2018, at an effective rate of 7.0% from DBD Credit Funding LLC pursuant to a credit agreement (the “Credit Agreement”). In December 2019, the term loan was amended to borrow an additional $12.0 million. Our debt bore interest at a rate per annum equal to the Eurodollar Rate for the interest period in effect plus the applicable margin in effect from time to time. The Eurodollar Rate is the greater of (a) an interest rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the administrative agent divided by 1 minus the statutory reserves (if any) and (b) 1.25% per annum. From 2016 to 2020, the term loan was amended multiple times to increase the commitment amount, extend the maturity date to December 31, 2023, set up a debt reserve account and excess cash account, and to revise the quarterly principal payments and applicable margin rates, among other amendments.

In March 2020, the term loan was amended to establish new quarterly principal payment amounts among other amendments. The amendment was assessed and was accounted for as a modification. We incurred additional financing costs of $0.1 million related to this amendment that were capitalized.

In January 2021, the term loan was amended to defer the excess cash flow payment due in January 2021 to April 2021 among other amendments. The terms of the modified term loan were not considered substantially different and the amendment was accounted for as a modification. On May 25, 2021, the Credit Agreement was repaid in full and terminated upon completion of the refinancing described below.

New Term Loan

In May 2021, we consummated the refinancing of the term loan facility (the “Refinancing”), which was scheduled to expire on December 31, 2023. Pursuant to the Refinancing’s new Credit and Guaranty Agreement (the “New Credit Agreement”) with Acquiom Agency Services LLC, as the administrative agent and collateral agent, we obtained a new $160 million senior secured term loan (the “New Term Loan”), which was fully funded at the closing of the refinancing. In connection with the refinancing, we were required to pay off the prior term loan facility with an outstanding principal balance of approximately $154.7 million, as well as certain fees and expenses in connection with such payoff. We financed the payoff of the prior facility with proceeds from the New Term Loan.

As a result of the refinancing, we recognized a loss on the early extinguishment of debt of $1.2 million during the three and six months ended June 30, 2021, due to $1.0 million of fees which were expensed as incurred in connection with the refinancing, as well as the write-off of $0.2 million of unamortized debt discount and deferred financing fees as a result of such refinancing.

The New Term Loan has a six year term and matures in May of 2027. The New Term Loan accrues interest at LIBOR plus 5.75%, with a LIBOR floor of 0.50%. The interest rate applicable to borrowings under the New Term Loan may subsequently be adjusted on periodic measurement dates provided for under the new credit agreement based on the type of loans borrowed by us and our total leverage ratio at such time. The New Term Loan requires quarterly amortization payments of $0.4 million, commencing on September 30, 2021, with the balance becoming due at maturity.

Refer to Note 20, Subsequent Events, for information regarding an amendment to the New Credit Agreement on August 11, 2021.

Aircraft Term Loan

In May 2021, we borrowed $9.0 million under a five-year term loan maturing in May 2026 to fund the purchase of an aircraft (the “Aircraft Term Loan”). The stated interest rate was 6.25% as of June 30, 2021. The Aircraft Term Loan requires monthly amortization payments of approximately $0.1 million, commencing on July 1, 2021. We incurred $0.1 million of financing costs related to the Aircraft Term Loan, which were capitalized.

Original issue discounts and deferred financing costs were incurred in connection with the issuance of our term loans. Costs incurred in connection with debt are capitalized and offset against the carrying amount of the related indebtedness. These costs are amortized over the term of the related indebtedness and are included in “interest expense” in the consolidated statements of operations. Amortization expense related to deferred financing costs was immaterial for the three and six months ended June 30, 2021 and 2020. Interest expense related to our debt was $2.3 million and $3.3 million for the three months ended June 30, 2021 and 2020, respectively, and $5.6 million and $6.6 million for the six months ended June 30, 2021 and 2020, respectively. The stated interest rate was 6.25% and 8.25% as of June 30, 2021 and December 31, 2020, respectively.

As was the case with the 2014 Credit Agreement, the terms of the New Credit Agreement limit or prohibit, among other things, our ability to: incur liens, incur additional indebtedness, make investments, transfer, sell or acquire assets, pay dividends and change the business we conduct. Acquiom Agency Services LLC has a lien on all our assets as stated in the New Credit Agreement.

The following table sets forth maturities of the principal amount of our term loans as of June 30, 2021 (in thousands):

Remainder of 2021	$1,231
2022	2,506
2023	2,565
2024	2,627
2025	2,695
Thereafter	157,376
Total	$169,000

Convertible Promissory Notes — Creative Artists Agency and Global Brands Group LLP

In August 2018, a convertible promissory note was issued to CAA Brand Management, LLC (“CAA”) for $2.7 million and a convertible promissory note was issued to GBG International Holding Company Limited (“GBG”) for $7.3 million. These notes were noninterest bearing and were convertible into shares of our common stock no later than October 31, 2020, which was extended to December 31, 2020. The terms of these notes were subject to negotiation in December 2020, and in December 2020, we settled the outstanding GBG note at a 20% discount for $5.8 million, resulting in a gain from settlement of $1.5 million. In January 2021, the outstanding note with CAA was converted into 51,857 shares of Legacy Playboy’s common stock, which was exchanged for 290,563 shares of our common stock upon the closing of the Business Combination in February 2021.

Convertible Promissory Note — United Talent Agency, LLC

In March 2018, we issued a convertible promissory note to United Talent Agency, LLC (“UTA”) for $2.0 million. In June 2018, we issued a second convertible promissory note to UTA for $1.5 million. These notes were noninterest bearing and were to be convertible into shares of our common stock no later than October 31, 2020, which was extended to December 31, 2020. In January 2021, the settlement terms of the notes were amended to extend the term to the one-month anniversary of the termination or expiration of the Merger Agreement. In February 2021, the outstanding convertible notes with UTA were settled for $2.8 million resulting in a gain from settlement of $0.7 million.